Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Changes in Mortgage Servicing Rights (MSRs)
The table below presents changes in mortgage servicing rights for the years ended December 31, 2023, 2022, and 2021.

(in thousands)	2023	2022	2021
Balance at beginning of year	$2,899	$2,659	$2,445
Originated mortgage servicing rights	39	64	400
Changes in fair value:
Due to changes in model inputs and assumptions (1)	(939)	479	258
Other changes in fair value (2)	(261)	(303)	(444)
Total changes in fair value	(1,200)	176	(186)
Balance at end of year	$1,738	$2,899	$2,659

(1)
The change in fair value resulting from changes in valuation inputs or assumptions used in the valuation model reflects the change in discount rates and prepayment speed assumptions primarily due to changes in interest rates. The fourth quarter of 2023 includes a $1.1 million MSR valuation write-down upon accepting a letter of intent to sell the Company's servicing portfolio during the first quarter of 2024.

(2)	Other changes in fair value reflect changes due to customer payments and passage of time.

Schedule of Key Data and Assumptions Used in Estimating the Fair Value of the Company's MSRs	The following key data and assumptions were used in estimating the fair value of the Company's MSRs as of December 31, 2023 and 2022:

	2023	2022
Weighted average constant prepayment rate	6.55%	6.61%
Weighted average note rate	3.52%	3.43%
Weighted average discount rate	11.00%	11.25%
Weighted average expected life (in years)	7.1	7.2